UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2011
(Date of earliest event reported)

THE AMERICAN ENERGY GROUP, LTD.
(Exact name of small Business Issuer as specified in its charter)

NEVADA	87-0448843
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)
1311
(Primary Standard Industrial Classification Code)
1 Gorham Island, Suite 303
Westport, Connecticut	06880
(Address of principle executive offices)	(Zip Code)

(203) 222-7315
Issuer’s telephone number, including area code

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On May 6, 2011, the previous independent accountant of The American Energy Group, Ltd. (hereafter the “Company”), Chisholm, Bierwolf, Nilson & Morrill, LLC (hereafter “CBNM”), was dismissed due to the revocation of CBNM’s registration with the Public Company Accounting Oversight Board effective April 8, 2011.  Our board of directors approved the dismissal of CBNM.  The revocation of CBNM’s registration is not in any way related to the auditing services previously performed for the Company.  Further, the revocation of CBNM’s registration resulted from the actions and/or inactions of two of its former partners, but not in any way to Mr. Douglas Morrill who has left the CBNM firm and organized a new accounting firm, Morrill & Associates, LLC.

The reports of CBNM regarding the Company’s financial statements for the fiscal years ended June 30, 2009 and 2010 did not contain any adverse opinion or a disclaimer of opinion.  The reports were modified only as to the uncertainty of the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2009 and 2010 and during the period from the end of the most recently completed fiscal quarter through May 6, 2011, the date of dismissal, there were no disagreements with CBNM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CBNM would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Company has provided CBNM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that CBNM furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Current Report, and if not, stating the aspects with which it does not agree.

Also on May 10, 2011 we engaged Morrill & Associates, LLC, independent registered accountants, as our independent accountant following the dismissal of CBNM. The decision to engage Morrill & Associates, LLC was approved by our board of directors.  Prior to the engagement of Morrill & Associates, LLC, the Company has not consulted with Morrill & Associates, LLC regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Morrill & Associates, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Description
16.1	Letter from former independent accountant dated May 10, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMERICAN ENERGY GROUP, LTD.
Date: May 11, 2011

By: /s/ Pierce Onthank
Pierce Onthank
Chief Executive Officer and President